UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549

                    SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

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        applies:

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    (2) Aggregate number of securities to which transaction applies:

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        computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Check box if any part of the fee is offset as provided by
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    the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


               SCIENTIFIC INDUSTRIES, INC.
                         (LOGO)







                                       November 23, 2016

Dear Fellow Stockholders:

	You are cordially invited to attend the 2016 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Wednesday, January 18, 2017 at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716.

	Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2016 Annual Meeting of Stockholders and
Proxy Statement.

	It is important that your shares be represented at the 2016 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

	Thank you for your continued support.



				Sincerely,

	                        /s/ Joseph G. Cremonese

				Joseph G. Cremonese
				Chairman

               SCIENTIFIC INDUSTRIES, INC.
               80 Orville Drive, Suite 102
                Bohemia, New York 11716

_____________

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

             January 18, 2017



	Notice is hereby given that the 2016 Annual
Meeting of Stockholders (the "Annual Meeting") of
Scientific Industries, Inc., a Delaware corporation
(the "Company"), will be held on Wednesday, January
18, 2017, at 11:00 a.m. (New York time) at La Quinta
Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, for the following purposes:



1.	To elect one Class B Director to the Company's
Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ending
June 30, 2019 and the election and qualification of her respective successor.

2.	To ratify the appointment of Nussbaum Yates Berg
Klein & Wolpow, LLP as the Company's independent registered public accounting firm for the fiscal year ending
June 30, 2017.

3.	To transact such other business as may properly
come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement.

	The Board of Directors has fixed the close of business on November 23, 2016, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

	A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

	You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope. Any proxy may be revoked by delivery of a later dated proxy.



By Order of your Board of Directors,





			        /s/ Robert P. Nichols
                                _____________________
				Robert P. Nichols
				Secretary

Bohemia, New York
November 23, 2016






WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE
KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND
PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE
PAID ENVELOPE PROVIDED.  IF YOU ARE A STOCKHOLDER OF
RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE
IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY
RETURNED YOUR PROXY CARD.


               YOUR VOTE IS IMPORTANT

                     SCIENTIFIC INDUSTRIES, INC.
                     80 Orville Drive, Suite 102
                       Bohemia, New York 11716

                          PROXY STATEMENT
                         _________________

                2016 ANNUAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON JANUARY 18, 2017
                        _________________

Solicitation of Proxies

	This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2016 Annual Meeting of Stockholders (the "Annual Meeting") to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, on Wednesday, January 18, 2017, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof.

	At the Annual Meeting, stockholders of the Company will be asked to: (1) elect one Director of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2019, and the election and qualification of her successor; (2) ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date, Voting Rights

	Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on November 23, 2016 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,489,112 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

	The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes abstentions and broker "non-votes" are included. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

	All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy.
In the absence of instructions, properly executed proxies other than with respect to broker "non-votes" will be voted FOR (1) the election of the Board's nominee, Grace S. Morin as Class B Director of the Company; and (2) the ratification of the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017.

	Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominee for Director, or to vote for, against or to abstain from voting for the proposal to ratify the appointment by the Board of Directors of the Company's independent registered public accounting firm.

	A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

	It is anticipated that this proxy statement, the enclosed proxy card, and the Company's Annual Report will be mailed to the Company's stockholders on or about December 9, 2016.

                         PRINCIPAL STOCKHOLDERS

       The following table sets forth as of November 23, 2016 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company's Common Stock as of that date:

			      Amount and
Name                Nature of Beneficial Ownership    % of Class
___________________ ______________________________    __________
Spectrum Laboratories, Inc.	127,986 (1)		8.6%
18617 Broadwick Street
Rancho Dominquez, CA 90220

Fulcrum, Inc.			126,449 (2)		8.5%
660 Kinderkamack Rd., Ste. 203
Oradell, NJ 07649

Lowell A. Kleiman	 	 90,000 (3)		6.0%
16 Walnut Street
Glen Head, NY 11545

Joseph G. Cremonese*		104,597 (4)		6.9%
Roger B. Knowles*	           -
Grace S. Morin*			 89,950 (5) 		6.0%
James S. Segasture*	 	162,500 (6)	       10.9%
Helena R. Santos*		 15,779 		1.1%
Robert P. Nichols*		 20,397 (7)		1.4%
Brookman P.  March*		 89,950 (8)		6.0%
Karl D. Nowosielski*		 11,000 (9)		0.8%
All directors and  executive
officers as a group (8 persons) 404,223 (10)	       26.4%


* His or her address is c/o Scientific Industries, Inc., 80 Orville Drive, Suite 102, Bohemia, New York 11716.

**   Percentages of ownership are based upon the number of
shares of Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(1)	Based on information reported on Form 3 filed with
the Securities and Exchange Commission on June 27, 2011.
(2)	Stock issued in connection with the acquisition of the
Torbal division assets from Fulcrum, Inc. on February 26, 2014.
(3)	Based on information reported in his Schedule 13D filed
with the Securities and Exchange Commission on December 10, 2015.
(4)	77,597 shares are owned jointly with his wife, 7,000
shares are owned by his wife, and 20,000 shares are issuable upon exercise of options.
(5)	Includes 7,000 shares issuable upon exercise of options
held by her husband, Mr. March.
(6)	Shares owned jointly with his wife.
(7)   Includes 2,000 shares issuable upon exercise of options.
(8)	Represents 82,950 shares owned by Ms. Morin, his wife
and 7,000 shares issuable upon exercise of options.
(9)	Represents shares issuable upon exercise of options.
(10) Includes 40,000 shares issuable upon exercise of options.

                          PROPOSAL 1

                   ELECTION OF DIRECTOR

General

	The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. Two are Class A Directors, one is a Class B Director, and two are Class C Directors. At the
Annual Meeting, the one Class B Director is to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2019, and until her successor is duly elected and qualified. During the fiscal year ended June 30, 2016 ("fiscal 2016"), the Board held four meetings, at each of which all Directors were present, except for one director at one meeting. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominee hereinafter named if authority to do so is not specifically withheld. If for any reason said nominee shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

	The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

	The Board of Directors recommends that stockholders vote FOR the election of the nominee identified below to the Board of Directors.

Nominee

	The Board of Directors has designated Ms. Grace S.
Morin, currently a Class B director, as their nominee for election.

	Grace S. Morin (age 68), a Director since December 4, 2006, had been President, Director and principal stockholder of Altamira Instruments, Inc. from December 2003 until its acquisition in November 2006 by the Company. Ms. Morin had been employed by Altamira to supervise its administrative functions at the Pittsburgh, Pennsylvania facility as a full-time employee through March 31, 2009 and since that date as a part-time consultant. Prior to December 2003, she was a general business consultant for two years, and prior thereto a member of senior management of a designer of gas flow environmental engineered products for approximately four years.

Other Directors

	Helena R. Santos (age 52), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer and Treasurer. She had served as Vice President, Controller from 1997 and as Secretary from May 2001. Ms. Santos was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

	James S. Segasture (age 80), a Director since 1991, has been retired for the last five years.

	Joseph G. Cremonese (age 81), a Director since
November 2002 and Chairman of the Board since February 2006, has been, through his affiliate, a marketing consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of his affiliate, Laboratory Innovation Company, Ltd., which is a vehicle for technology transfer and consulting services for companies, engaged in the production and sale of products for science and biotechnology. Since March 2003, he has been a director of Proteomics, Inc., a producer of recombinant proteins for medical research.

Prior to 1991, he had been employed by Fisher Scientific, the largest U.S. distributor of laboratory equipment.

	Roger B. Knowles (age 91), a Director since 1965, has been retired for the last five years.

Stock Ownership

	The following table sets forth, as of November 23, 2016, relevant information as to the shares of Common Stock beneficially owned by (i) each Director of the Company, (ii) each executive officer of the Company identified in the Summary Compensation Table under "Executive Officers and Key Personnel," and (iii) all directors and executive officers as a group.

	Beneficial Owner	     Number    	  Percentage
        ________________             ______       __________
Joseph G. Cremonese		    104,597 (1)     6.9%

Roger B. Knowles		       -	     -

Grace S. Morin		 	     89,950 (2)	    6.0%
race S. Morin		 	     87,783
James S. Segasture      	    162,500 (3)    10.9%

Helena R. Santos	 	     15,779 	    1.1%

Robert P. Nichols		     20,397 (4)	    1.4%

Brookman P. March		     89,950 (5)	    6.0%

Karl D. Nowosielski	 	     11,000 (6)	    0.8%

All current directors and executive 404,223 (7)	   26.4%
officers as a group (8 persons)

(1)	77,597 shares are owned jointly with his wife, 7,000
shares are owned by his wife, and 20,000 shares are issuable upon exercise of options.
(2)	Includes 7,000 shares issuable upon exercise of
options held by her husband, Mr. March.
(3)	Shares owned jointly with his wife.
(4)   Includes 2,000 shares issuable upon exercise of options.
(5)	Represents 82,950 shares owned by Ms. Morin, his wife
and 7,000 shares issuable upon exercise of options.
(6)	Represents shares issuable upon exercise of options.
(7)  Includes 40,000 shares issuable upon exercise of options.

Board Committees

	The Company's Stock Option Committee administers the Company's 2012 Stock Option Plan. The members of the committee are non-management Directors of the Company - James S. Segasture and Joseph G. Cremonese. The members of the Committee serve at the discretion of the Board. During fiscal 2016 the Stock Option Committee did not hold any meetings.

	Grace S. Morin and James S. Segasture are the current members of the Company's Compensation Committee serving at the discretion of the Board. The Committee administers the Company's compensation policies. During fiscal 2016, the Compensation Committee held one meeting.

	The Board of Directors acts as the Company's Audit Committee, which in its function as the Committee, held four meetings during fiscal 2016. Ms. Santos and Ms. Morin, who are not "independent" are "financial experts" as defined by the Securities and Exchange Commission.

Directors' Compensation and Options


               DIRECTORS' COMPENSATION
           For the Year Ended June 30, 2016

_________________________________________________________________

                                           Non-
                                           Equity
            Fees                           Incentive
            Earned                         Plan
            or Paid    Stock     Option    Comp-
            in Cash    Awards    Awards    ensation
Name        ($)        ($)       ($)       ($)
(a)         (b)        (c)       (d)       (e)
__________________________________________________________________
Joseph G.
Cremonese    30,000      0            0     0

Roger B.
Knowles      13,900      0            0     0

Grace S.
Morin        13,900      0            0     0

James S.
Segasture    13,900      0            0     0

___________________________________________________________________


                DIRECTORS' COMPENSATION (CONTINUED)

            Changes
            in
            Pension
            Value and
            Non-       Non-
            qualified  qualified
            Deferred   Deferred    All
            Compens-   Comp-       Other
            ation      ensation    Comp-
            Earnings   Earnings    ensation    Total
Name        ($)        ($)         ($)         ($)
(a)         (f)        (g)         (h)         (i)
____________________________________________________________________

Joseph G.
Cremonese      0         0        43,200(1)   73,200

Roger B.
Knowles        0         0          0         13,900

Grace S.
Morin          0         0         5,800(2)   19,700

James S.
Segasture      0         0          0         13,900

____________________________________________________________________

(1) Represents amount paid to his affiliate pursuant to a marketing consulting agreement.

(2) Represents compensation received for her administrative services as a consultant for Altamira.

	The Company pays each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $2,000 and $1,500 for each meeting attended. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings. Mr. Cremonese, as Chairman of the Board receives an additional fee of $1,400 per month. During fiscal 2016, total director compensation to non-employee Directors aggregated $120,700, including the consulting fees paid to Mr. Cremonese's affiliate, and to Ms. Morin.

	Since December 1, 2003, Mr. Joseph G. Cremonese, has been awarded a total of 45,000 stock options under the Company's 2002 and 2012 Stock Option Plans of which 20,000 remain unexercised. None of the other directors have options outstanding.

Executive Officers and Key Personnel

	See above for the employment history of Ms. Santos.

	Robert P. Nichols (age 55), employed by the Company since February 1998, has served since August 2002 as Executive Vice President. Previously, he had been since May 2001 Vice President, Engineering. Prior to joining the Company, Mr. Nichols was an Engineer Manager with Bay Side Motion Group, a precision motion equipment manufacturer from January 1996 to February 1998.

	Brookman P. March (age 71) has been Director of Sales and
Marketing of Altamira, which has conducted the Catalyst Research
Instruments operations since November 30, 2006 and its President since July 2008. He had been Vice President and a Director of Altamira from December 2003 until it was acquired by the Company. Mr. March is the husband of Ms. Morin, a Director of the Company.

	Karl D. Nowosielski (age 37), is the President of the Torbal division of the Benchtop Laboratory Equipment Operations and Director of Marketing for the Company. He had been until February 2014 Vice President of Fulcrum, Inc. (the seller of the Torbal division assets) since 2004.

	The executive officers of the Company are elected by the Board of Directors of the corporation for which they serve as officers and hold office until their respective successors are elected and qualified or until their earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any person other than the Company regarding election as an officer.

	The Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to each executive officer. Executive compensation, in all instances except for the compensation for the Chief Executive Officer ("CEO"), is based on recommendations from the CEO. The CEO makes a determination by comparing the performance of each executive being reviewed with objectives established at the beginning of each fiscal year and with objectives established during the business year with regard to the success of the achievement of such objectives and the successful execution of management targets and goals.

	With respect to the compensation of the CEO, the Committee considers performance criteria, 50% of which is related to the direction, by the CEO, of the reporting executives, the establishment of executive objectives as components for the successful achievement of Company goals and the successful completion of programs leading to the successful completion of the Business Plan for the Company and 50% is based on the achievement by the Company of its financial and personnel goals tempered by the amount of the income or loss of the Company during the fiscal year.

	The compensation at times includes grants of options under its stock option plan to the named executives. Each officer is employed pursuant to a long-term employment agreement, containing terms proposed by the Committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements and grants of stock options to retain qualified personnel.

	Compensation for each of its executive officers provided by their employment agreements were based on the foregoing factors and the operating and financial results of the segments under their management.

	The following table summarizes all compensation paid by the Company to each of its executive officers for the fiscal years ended June 30, 2016 and 2015.

              SUMMARY COMPENSATION TABLE

_____________________________________________________________________

                                                  Non-      Non-
                                                  Equity    Qualified
                                                  Incentive Deferred
Name                                              Plan      Comp-
and                               Stock  Option   Comp-     ensation
Principal  Fiscal  Salary  Bonus  Awards Awards   ensation  Earnings
Position   Year    ($)     ($)    ($)    ($)      ($)       ($)
(a)        (b)     (c)     (d)    (e)    (f)      (g)       (h)
_____________________________________________________________________
Helena R.  2016    157,100  0         0      0        0         0
Santos,    2015    154,000  0         0      0        0         0
CEO,
President,
CFO
_____________________________________________________________________
Robert P.  2016    141,800  0         0    1,200(2)   0         0
Nichols,   2015    139,000  0         0    1,200(2)   0         0
Exec.
V.P.
_____________________________________________________________________
Brookman   2016    142,800  0         0    1,200(3)   0         0
P. March,  2015    140,000  0         0    2,800(3)   0         0
Director
of Sales
and
Marketing,
and
President of
Altamira
_____________________________________________________________________
Karl D.    2016   141,900    0         0   9,500(4)   0         0
Nowosielski2015   140,500    0         0   7,100(4)   0         0
President of
Torbal
Division
and Director
of Marketing
_____________________________________________________________________




                   SUMMARY COMPENSATION TABLE (CONTINUED)
_____________________________________________________________________
                     Changes
                     in
                     Pension
                     Value
                     and Non-
                     Qualified  All
Name                 Deferred   Other
and                  Comp-      Comp-
Principal  Fiscal    ensation   ensation   Total
Position   Year      Earnings   ($)        ($)
(a)        (b)                  (i)        (j)
_____________________________________________________________________
Helena R.  2016      0           6,300(1)  163,400
Santos,    2015      0           6,200(1)  160,200
CEO,
President,
CFO
_____________________________________________________________________
Robert P.  2016      0           5,700(1)  148,700
Nichols,   2015      0           5,600(1)  145,800
Exec.
V.P.
_____________________________________________________________________
Brookman   2016      0           5,700(1)  149,700
P. March,  2015      0           5,600(1)  148,400
Director
of Sales
and
Marketing,
and
President of
Altamira
_____________________________________________________________________
Karl D.     2016     0           5,700(1)  157,100
Nowosielski 2015     0           5,600(1)  153,200
President of
Torbal
Divsion
and Director
of Marketing
_____________________________________________________________________

(1) The amounts represent the Company's matching contribution under the Company's 401(k) Plans.

(2) The amount represents compensation expense for stock options granted valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The fiscal 2014 option was valued at a total of $3,500 of which $1,200 was expensed as stock based compensation in fiscal 2016 and 2015.

(3) The amounts represent compensation expense for the 2014 stock options granted valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The 2014 option was valued at a total of $3,500 of which $1,200 was expensed in fiscal 2016 and 2015.

(4) The amounts represent compensation expense for the 2016 and 2015 stock options granted as part of his employment agreement, valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The options were valued at a total of $9,500 and $7,100, respectively, all of which was expensed as stock based compensation in the respective periods.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2016

	                                        All Other
	                  Estimated  Estimated    Stock
                           Future      Future    Awards:
                           Payouts    Payouts    Number
                            Under      Under       Of
                          Non-Equity  Equity     Shares
                          Incentive  Incentive  Of Stock
                   Grant    Plan       Plan     Or Units
Name               Date       $         $         (#)
(a)                (b)       (c)       (d)        (e)
________________________________________________________

Karl D. Nowosielski 02/26/16   0         0          0

________________________________________________________

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2016
(CONTINUED)



                 All Other
                   Option                 Grant
                   Awards:                 Date
                    Number     Exercise     Fair
                      Of       Or Base    Value of
                   Securities   Price       Stock
                   Underlying  Of Option     And
                    Options     Awards      Option
Name                 #          ($/Sh)      Awards
(a)                 (f)           (g)       (h)
_________________________________________________________

Karl D. Nowosielski 5,000        3.05       9,500

_________________________________________________________


OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END



______________________________________________________________

                        Option Awards
______________________________________________________________

                        Number       Equity
           Number       of           Incentive
           of           Securities   Plan Awards:
           Securities   Under-       Number of
           Under-       lying        Securities
           lying Un-    Unexercised  Underlying   Option
           exercised    Options(#)   Unexercised  Exercise Option
           Options(#)   Unexerci-    Unearned     Price    Expiration
Name       Exercisable  sable        Options(#)   ($)      Date
(a)        (b)          (c)          (d)          (e)      (f)
_____________________________________________________________________

Brookman P. 6,334         666        0       3.50-3.71 05/2022-12/2023
March

Robert P.
Nichols     1,334         666        0            3.50    12/2023

Karl D.
Nowosielski 2,667       8,333        0       3.05-4.05 02/2024-02/2026
_____________________________________________________________________

Employment Agreements

	 In May 2016, The Company extended the existing employment agreements with Ms. Helena R. Santos and Robert P. Nichols to June 30, 2017. The agreements provide for annual base salaries for the fiscal years ending June 30, 2017, for Ms. Santos of $162,000 and $146,000 for Mr. Nichols. Bonuses, if any, are to be awarded at the discretion of the Board of Directors for each of the fiscal years. No bonuses were awarded for fiscal 2016 or 2015.

	In May 2016, the Company extended the existing employment agreement with Mr. March through June 30, 2017. The agreement provides for an annual base salary of $147,000. Bonuses, if any, may be awarded at the discretion of the Board of Directors. No bonuses were awarded for fiscal 2016 or 2015. Mr. March is the husband of Grace S. Morin, a Director of the Company and of Altamira and a former principal stockholder of Altamira.

	In February 2014 in conjunction with the acquisition of the Torbal division assets from Fulcrum, Inc., the Company entered into an employment agreement with Mr. Nowosielski providing for his employment through February 2017, which may be extended by mutual consent for another two years. The agreement provided for an annual base salary of $140,000, subject to increases commencing with the second year based on percentage increases in the Consumer Price Index, plus discretionary bonuses. The agreement also provided for the issuance of 2,000 stock options upon commencement of employment and 4,000, 5,000, and 6,000 stock options in February 2015, 2016, and 2017, respectively, subject to his continued employment. No bonuses have been awarded under the agreement.

	The employment agreements for Ms. Santos, Mr. Nichols, Mr. March, and Mr. Nowosielski contain confidentiality and non-competition covenants. The employment agreements for Ms. Santos, Mr. March, and Mr. Nowosielski contain termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (defined as (i) conviction of a felony or (ii) gross neglect or gross misconduct (including conflict of interest), the Company shall pay severance payments equal to one year's salary at the rate of the compensation at the time of termination, and continue to pay the regular benefits provided by the Company for a period of two years from termination.

Related Transactions

	Mr. Joseph G. Cremonese, a Director since November 2002, through his affiliate, Laboratory Innovation Company, Ltd., has been providing independent marketing consulting services to the Company since January 1, 2003 pursuant to a consulting agreement expiring December 31, 2016. The agreement currently provides that Mr. Cremonese and his affiliate shall render, at the request of the Company, marketing consulting services for a monthly payment of $3,600. The agreement contains confidentiality and non-competition covenants. The Company paid fees of $43,200 pursuant to the agreement for each of fiscal 2016 and 2015.

	Ms. Grace S. Morin, was elected a Director in December 2006 following the sale of her 90.36% ownership interest in Altamira to the Company in November 2006. Up until March 31, 2009, Ms. Morin had been employed by Altamira as an administrative employee. Since April 1, 2009, she has provided consulting services on a part-time basis pursuant to an agreement expiring December 31, 2016 at the rate of $85 per hour, resulting in payments of $5,800 and $4,300 for fiscal 2016 and fiscal 2015, respectively. The agreement contains confidentiality and non-competition covenants.


Section 16(a) Reporting

	The Company believes that, for the year ended June 30, 2016, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                         PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

	The Board of Directors, subject to stockholders' approval, appointed Nussbaum Yates Berg Klein & Wolpow, LLP (the "Firm") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2017. The Firm has audited the consolidated financial statements of the Company since 1991. A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

	Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise.
If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee, currently the entire Board of Directors, determines that such a change would be in the best interest of the Company and its stockholders.

	The following is a description of the fees incurred by the Company for services by the Firm during fiscal 2016 and fiscal 2015.

	The Company incurred for the services of the Firm fees of approximately $67,000 and $65,000 for fiscal 2016 and 2015, respectively, in connection with the audit of the Company's annual financial statements and quarterly reviews; and $6,000 for each fiscal year for the preparation of the Company's corporate tax returns.

	In approving the engagement of the independent registered public accounting firm to perform the audit and non-audit services, the Board of Directors as the Company's audit committee evaluates the scope and cost of each of the services to be performed including a determination that the performance of the non-audit services will not affect the independence of the firm in the performance of the audit services.



The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2017.

                         OTHER MATTERS

	The Board of Directors are not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                   ADDITIONAL INFORMATION

	The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2016, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on October 11, 2016. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation. Certain information included herein is incorporated in the Report by reference.

                   STOCKHOLDER PROPOSALS

	Proposals of stockholders of the Company intended to be presented at the Company's Annual Meeting of Stockholders following the year ending June 30, 2017 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than August 4, 2017.


                EXPENSES AND SOLICITATION

	The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.


				By Order of your Board of Directors,

                                /s/ Robert P. Nichols
                                _____________________
				Robert P. Nichols
				Secretary
Bohemia, New York
November 23, 2016

____________________________________________________________________

         SCIENTIFIC INDUSTRIES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS January 18, 2017
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph G. Cremonese and Helena R. Santos, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share ("Common Stock"), of Scienti?c
Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2016 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at La
Quinta Inn & Suites, 10 Areo Road, Bohemia, New York, on Wednesday, January 18, 2017 at 11:00 a.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

1. Election of Class B Director:        GRACE S. MORIN
FOR nominee   [    ]      WITHHOLD for nominee  [    ]
2. Ratify the appointment of Nussbaum Yates Berg Klein &
Wolpow, LLP, as the Company's independent registered public
accounting ?rm for the ?scal year ending June 30, 2017.
FOR  [   ]       AGAINST  [   ]          ABSTAIN [   ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

The Board of Directors recommends the vote FOR the election of the named nominee for Class B Director and proposal 2.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE,
SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

___________________________________________________________

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEE AND TO APPROVE PROPOSAL NO. 2.

You may revoke this proxy at any time before it is voted by
(i) ?ling a revocation with the Secretary of the Company,
(ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or
(iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.


(Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized o?cer. If a partnership, please sign in the partnership name by an authorized person.)

Dated:

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

__________________________________
Signature

__________________________________
Signature, if held by joint owners